Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events
NOTE 10 – Subsequent Events

On July 25, 2024 ChoiceOne, announced that it has commenced an underwritten public offering of shares of its common stock. ChoiceOne also expects to grant the underwriters a 30-day option to purchase up to an additional 15% of the shares of its common stock sold in the offering.  The offering is expected to raise an amount equal to at least $[_____]. The proceeds from the offering will qualify as tangible common equity and Tier 1 common equity. The Company intends to use the net proceeds of this offering for general corporate purposes including supplementing regulatory capital ratios and in conjunction with its announced merger with Fentura Financial, Inc. (“Fentura”).

On July 25, 2024, ChoiceOne and Fentura Financial, Inc. (“Fentura”), the parent company of The State Bank, announced the signing of a definitive merger agreement pursuant to which ChoiceOne and Fentura will merge in an all-stock transaction.  Under the terms of the merger agreement, each share of Fentura common stock outstanding immediately prior to completion of the merger will be converted into the right to receive 1.35 shares of ChoiceOne common stock. Once completed, the combination will create the third largest publicly traded bank in Michigan with approximately $4.3 billion in consolidated total assets and 56 offices in Western, Central and Southeastern Michigan. The proposed transaction is expected to close in the first quarter of 2025, subject to the satisfaction of customary closing conditions, including receipt of approval from Fentura and ChoiceOne shareholders and receipt of all necessary regulatory approvals.